Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 1Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. Black Knight Inc. Black Knight, Inc. Fourth Quarter and Full Year 2017 Earnings Results February 7, 2018

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: security breaches against our information systems; our ability to maintain and grow our relationships with our customers; changes to the laws, rules and regulations that affect our and our customers’ businesses; our ability to adapt our services to changes in technology or the marketplace; the effect of any potential defects, development delays, installation difficulties or system failures on our business and reputation; changes in general economic, business, regulatory and political conditions, particularly as they affect the mortgage industry; risks associated with the availability of data; the effects of our existing leverage on our ability to make acquisitions and invest in our business; our ability to successfully integrate strategic acquisitions; risks associated with our spin-off from Fidelity National Financial, Inc. (“FNF”), including limitations on our strategic and operating flexibility as a result of the tax-free nature of the spin-off; and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains non-GAAP financial information, including Adjusted Revenues, Adjusted Revenues Excluding the Effect of the Property Insight Realignment, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Earnings and Adjusted Net Earnings Per Share. These are important financial performance measures for Black Knight, but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Black Knight uses these non-GAAP financial performance measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Black Knight believes they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. Black Knight also presents these non-GAAP financial performance measures because it believes investors, analysts and rating agencies consider them useful in measuring Black Knight’s ability to meet its debt service obligations. By disclosing these non-GAAP financial performance measures, Black Knight believes it creates for investors a greater understanding of, and an enhanced level of transparency into, the means by which the management of Black Knight operates the company. These non-GAAP financial measures are not measures presented in accordance with GAAP, and Black Knight’s use of these terms may vary from that of others in Black Knight’s industry. These non- GAAP financial measures should not be considered as an alternative to net earnings, operating income, revenues, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Black Knight has not provided a reconciliation of forward-looking Adjusted Net Earnings Per Share and Adjusted EBITDA to the most directly comparable GAAP financial measures, due primarily to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise, as not all of the information necessary for a quantitative reconciliation is available to Black Knight without unreasonable effort. See the Appendix for further information.

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 3 GAAP Financial Results Metrics Fourth Quarter Full Year Revenues $267.5 million, +2% $1,051.6 million, +2% Net earnings attributable to Black Knight $147.2 million $182.3 million Net earnings per share attributable to Black Knight - Diluted $0.97 $1.47

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 4 Non-GAAP Financial Highlights Metrics(1) Fourth Quarter Full Year Adjusted Revenues $268.4 million, +2% $1,056.1 million, +2% Adjusted Revenues Growth Excluding the Effect of the Property Insight Realignment +5% +5% Adjusted EBITDA $131.9 million, +13% $505.8 million, +9% Adjusted EBITDA Margin 49.1%, +470 bps 47.9%, +310 bps Adjusted Net Earnings $56.6 million, +25% $209.6 million, +19% Adjusted Net Earnings Per Share $0.37, +23% $1.38, +20% (1) See appendix for non-GAAP reconciliations

Software Solutions

Adjusted Revenues[(1)] ($ in millions)



+4% Y/Y growth
$219
$228
+4% Y/Y growth
$856
$894
Q4 2016
Q4 2017
FY 2016
FY 2017

Adjusted EBITDA Margin[(1)] (%)



+240 bps Y/Y expansion
56.8%
59.2%
+150 bps Y/Y expansion
57.0%
58.5%
Q4 2016
Q4 2017
FY 2016
FY 2017

Full Year and Fourth Quarter Highlights

- Servicing software growth driven by higher loan volumes on our core servicing software solution, price increases, new client wins and higher transactional volumes
- Origination software decline primarily driven by lower volumes due to a decline in refinancing originations, consulting revenues and client contract termination fees, partially offset by the eLynx acquisition
- Adjusted EBITDA Margin expansion of 150 basis points for the year and 240 basis points for the quarter

Note: The Software Solutions segment was formerly known as the Technology segment.

(1) Adjusted Revenues and Adjusted EBITDA Margin for the Software Solutions segment are presented in conformity with Accounting Standards Codification 280, Segment Reporting. Therefore, these measures are excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K.

Black Knight Inc.
Confidential, Proprietary and/or Trade Secret
TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate.
© 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.
5

Data and Analytics

Adjusted Revenues(1) ($ in millions)



$44
$40
$178
$162
Q4 2016
Q4 2017
FY 2016
FY 2017

Adjusted EBITDA Margin(1) (%)



+1,210 bps Y/Y expansion
+480 bps Y/Y expansion
10.3%
22.4%
14.9%
19.7%
Q4 2016
Q4 2017
FY 2016
FY 2017

Full Year and Fourth Quarter Highlights

- Adjusted Revenues growth of 10% for the year excluding the effect of the Property Insight realignment, driven by the Motivity acquisition and growth in our property data and multiple listing service businesses
- Adjusted EBITDA Margin expansion of 480 basis points for the year and 1,210 basis points for the quarter

(1) Adjusted Revenues and Adjusted EBITDA Margin for the Data and Analytics segment are presented in conformity with Accounting Standards Codification 280, Segment Reporting. Therefore, these measures are excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K.

Black Knight Inc.

Confidential, Proprietary and/or Trade Secret
TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate.
© 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

6

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 7 Capital Structure (1) Excludes original issue discount and debt issuance costs (2) See appendix for non-GAAP reconciliations ($ in millions) As of 12/31/17 Maturity Interest Rate Cash and Cash Equivalents $ 16 Revolver ($500mm) 55 2022 LIBOR + 150bps Term A Loan 1,004 2022 LIBOR + 150bps Term B Loan 390 2022 LIBOR + 225bps / 75bps floor Total Long-term Debt(1) $1,449 Net Debt $1,433 LTM 12/31/17 Adjusted EBITDA(2) $ 506 Total Debt / LTM Adjusted EBITDA 2.9x Net Debt / LTM Adjusted EBITDA 2.8x

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 8 Full Year 2018 Financial Guidance Financial Metric Guidance Revenues $1,102 million to $1,122 million Adjusted Revenues $1,105 million to $1,125 million Adjusted EBITDA $530 million to $545 million Adjusted Net Earnings Per Share $1.73 to $1.81 Full Year 2018 guidance is based upon the following estimates and assumptions:  Interest expense of $52 to $54 million  Depreciation and amortization expense of ~$120 million (excluding incremental depreciation and amortization expense resulting from purchase accounting)  Adjusted effective tax rate of ~27%  CAPEX of approximately $100 million

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 9 Appendix

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 10 Non-GAAP Financial Measures Adjusted Revenues –We define Adjusted Revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. This adjustment for the full year 2018 is expected to be approximately $2.5 million. Adjusted Revenues Excluding the Effect of the Property Insight Realignment –We define Adjusted Revenues excluding the effect of the Property Insight realignment as Adjusted Revenues for the respective 2016 period determined on the basis as if the Property Insight realignment had taken place on January 1, 2016. Adjusted EBITDA –We define Adjusted EBITDA as Net earnings, with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to: (i) Depreciation and amortization; (ii) Interest expense; (iii) Income tax (benefit) expense; (iv) Other expense, net; (v) Loss (gain) from discontinued operations, net of tax; (vi) deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (vii) equity-based compensation, including related payroll taxes; (viii) costs associated with debt and/or equity offerings, including the spin-off of Black Knight from FNF (the “Distribution”); (ix) spin-off related transition costs; and (x) acquisition-related costs. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Adjusted Net Earnings –We define Adjusted Net Earnings as Net earnings with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to: (i) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (ii) deferred revenue purchase accounting adjustment; (iii) equity-based compensation, including related payroll taxes; (iv) costs associated with debt and/or equity offerings, including the Distribution; (v) spin-off related transition costs; (vi) acquisition-related costs; (vii) significant legal and regulatory matters; and (viii) adjustment for income tax expense assuming the conversion of all the shares of Class B common stock into shares of Class A common stock prior to the Distribution, the tax effect of the non-GAAP adjustments and the deferred tax revaluation adjustment as a result of the Tax Cuts and Jobs Act of 2017. Our adjusted effective tax rate was 37.9% and 36.1% for the three months ended December 31, 2017 and 2016, respectively, and 37.2% and 36.7% for the years ended December 31, 2017 and 2016, respectively. Adjusted Net Earnings Per Share – For the periods prior to the Distribution, we calculate per share amounts assuming the exchange of all shares of Class B common stock into shares of Class A common stock at the beginning of the respective period. We also include the dilutive effect of any unvested restricted shares of common stock.

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 11 Non-GAAP Reconciliations: Adjusted Revenues / Adjusted Revenues Excluding the Effect of the Property Insight Realignment Consolidated: Three Months Ended December 31, Year Ended December 31, ($ in millions) 2017 2016 2017 2016 Revenues $ 267.5 $ 261.5 $ 1,051.6 $ 1,026.0 Deferred revenue purchase accounting adjustment 0.9 1.5 4.5 7.3 Adjusted Revenues 268.4 263.0 1,056.1 1,033.3 Effect of Property Insight realignment — (6.8) — (30.1) Adjusted Revenues Excluding the Effect of the Property Insight Realignment $ 268.4 $ 256.2 $ 1,056.1 $ 1,003.2 Adjusted Revenues Growth Excluding the Effect of the Property Insight Realignment 5% 5% Data and Analytics: Three Months Ended December 31, Year Ended December 31, ($ in millions) 2017 2016 2017 2016 Adjusted Revenues $ 40.2 $ 43.8 $ 162.3 $ 177.5 Effect of Property Insight realignment — (6.8) — (30.1) Adjusted Revenues Excluding the Effect of the Property Insight Realignment $ 40.2 $ 37.0 $ 162.3 $ 147.4 Adjusted Revenues Growth Excluding the Effect of the Property Insight Realignment 9% 10%

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 12 Non-GAAP Reconciliations: Adjusted EBITDA Three Months Ended December 31, Year Ended December 31, ($ in millions) 2017 2016 2017 2016 Net earnings $ 147.2 $ 34.3 $ 254.2 $ 133.0 Depreciation and amortization 52.3 54.1 206.5 208.3 Interest expense 12.7 17.0 57.5 67.6 Income tax (benefit) expense (86.1) 6.6 (61.8) 25.8 Other (income) expense, net (4.5) 0.2 12.6 6.4 EBITDA 121.6 112.2 469.0 441.1 Deferred revenue purchase accounting adjustment 0.9 1.5 4.5 7.3 Equity-based compensation 4.8 2.9 19.2 12.4 Debt and/or equity offering expenses 1.7 — 7.5 0.6 Spin-off related transition costs 2.9 — 5.6 — Acquisition-related costs — 0.1 — 1.7 Adjusted EBITDA $ 131.9 $ 116.7 $ 505.8 $ 463.1 Adjusted EBITDA Margin (%) 49.1% 44.4% 47.9% 44.8%

Black Knight Inc. Confidential, Proprietary and/or Trade Secret TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 7 February 2018 Black Knight Financial Technology Solutions, LLC. All Rights Reserved. 13 Non-GAAP Reconciliation: Adjusted Net Earnings Three Months Ended December 31, Year Ended December 31, ($ in millions, except per share data) 2017 2016 2017 2016 Net earnings $ 147.2 $ 34.3 $ 254.2 $ 133.0 Depreciation and amortization purchase accounting adjustment 24.0 25.1 92.2 90.1 Deferred revenue purchase accounting adjustment 0.9 1.5 4.5 7.3 Equity-based compensation 4.8 2.9 19.2 12.4 Debt and/or equity offering expenses 1.6 — 20.1 0.6 Spin-off related transition costs 3.1 — 5.8 — Acquisition-related costs — 0.1 — 1.7 Legal and regulatory matters (4.3) 0.2 (0.3) 6.4 Income tax expense adjustment (9.8) (18.9) (75.2) (76.1) Deferred tax revaluation adjustment (110.9) — (110.9) — Adjusted Net Earnings $ 56.6 $ 45.2 $ 209.6 $ 175.4 Adjusted Net Earnings Per Share $ 0.37 $ 0.30 $ 1.38 $ 1.15 Weighted Average Adjusted Shares Outstanding 151.6 153.0 152.4 152.7